Exhibit 99.7

Dot Ai, a Pioneer of Next-Gen Technology for Asset Intelligence, Completes Business Combination; Will Begin Trading on Nasdaq Stock Market

Dot Ai Class A common stock and warrants to trade on Nasdaq on June 23, 2025, under the symbols “DAIC” and “DAICW”

Raises $12 Million in PIPE financing from investors

LAS VEGAS and KENNESAW, GA – June 18, 2025 – SEE ID, Inc., doing business as Dot Ai (“Dot Ai”), a pioneering startup at the forefront of asset intelligence technology, and ShoulderUp Technology Acquisition Corp. (NYSE: SUAC) (“ShoulderUp”), today announced the closing of their previously announced business combination, which was approved by ShoulderUp shareholders at a special meeting on Feb. 6, 2025.

Pursuant to the closing of the business combination, Dot Ai has become a publicly traded company, and its Class A common stock and warrants will begin trading on Nasdaq under the ticker symbols “DAIC” and “DAICW,” respectively, on June 23, 2025.

In connection with the business combination, Dot Ai has raised $12 million in PIPE investment to support its strategic growth plans, including the expansion of R&D, Go-To-Market, and building out of its Puerto Rico-based manufacturing operations.

“Dot Ai is revolutionizing how companies manage their supply chains with our innovative, AI-fueled asset intelligence technology and proprietary software and hardware solutions,” said Ed Nabrotzky, Co-founder and CEO of Dot Ai. “As we enter our next chapter of growth as a publicly listed company, our team remains laser-focused on continuing to execute on our new product launches, building upon our transformative partnership with industrial manufacturing leader, Würth Industry USA, and finalizing contracts with key players across a variety of sectors. Today is just the beginning of our growth story, and we look forward to our continued disruption of legacy technologies as we help companies connect the dots across their value chain.”

“In a world where supply chains are still trying to catch up with the speed of innovation, Dot Ai is not just solving problems, it’s redefining possibilities. This is the kind of company that doesn’t follow the future, it creates it,” said Phyllis Newhouse, CEO of ShoulderUp Technology Acquisition Corp. “At ShoulderUp, we’re proud to partner with a team that’s not only disrupting an industry but transforming how the world moves, connects and scales.”

Board of Directors

The Company further announced today that upon the closing, Phyllis Newhouse, Holly Grey, Jeff Saling, Joanna Burkey, Dr. Sheldon Paul, Dr. David Carlson and Ed Nabrotzky are expected to join Dot Ai’s Board of Directors. Additional board members are expected to be announced at a later date.

About Non-Employee Directors

Holly Grey has been the Chief Financial Officer of Exabeam since November 2021. Ms. Grey has over 25 years of experience in high-growth technology companies. Prior to Exabeam, from 2013 to 2020, Ms. Grey was SVP Finance at Forescout Technologies, where she was responsible for all financial and accounting operations and led Forescout through its successful initial public offering. Before Forescout, from 2008 to 2013, Ms. Grey was SVP Finance at Accuray Incorporated, a publicly traded medical device technology company. Prior to Accuray, from 2000 to 2008, Ms. Grey was VP Finance at Aspect Software, leading the organization through significant growth, including multiple M&A transactions. Ms. Grey started her career in public accounting at Boston College.

Jeff Saling is a serial entrepreneur, seasoned executive, and prolific investor with over 30 years of experience in launching, scaling and exiting startups in the SaaS and cloud domains. He is currently the executive director and co-founder of StartUpNV, Nevada’s non-profit statewide startup accelerator, where he leads the vision, strategy and operations to support and accelerate the growth of Nevada-based startups. Jeff is also an active angel investor and co-president of Sierra Angels, one of the longest running angel groups in the U.S., and a general partner of 1864 Fund, a seed-stage venture capital fund that invests in high-potential startups outside of traditional venture enclaves. He is passionate about creating a vibrant and diverse startup ecosystem in Nevada, and he leverages his extensive network, expertise and resources to connect founders with mentors, customers, talent and capital. In addition, Jeff is an adjunct professor in the College of Engineering at the University of Nevada, Reno, where he teaches entrepreneurship and innovation courses.

Joanna Burkey is a transformational leader, board director, and senior executive with deep experience in cybersecurity, technology, and digital transformation. Joanna has held a variety of roles throughout her career, primarily focusing on cybersecurity, strategy, engineering and risk. She is passionate about increasing diversity within technology and using her decades of experience in security and risk to serve others. Her experience in crisis and risk management in addition to her technical acumen inform her boardroom expertise in the areas of audit/risk, governance and compliance. She has held senior executive roles at multiple global corporations and has lived and worked in both the U.S. and Europe. Her most recent corporate role was as the Chief Information Security Officer (CISO) at HP Inc, and she now serves as an advisor and consultant to multiple enterprises. The breadth of her roles has covered a wide spectrum from customer facing to internal shared services, and spanned company sizes from twelve employees to four hundred thousand. She has been on the front end of transformational change at technology leaders such as HP Inc and Siemens AG and is therefore able to take the best practices and lessons learned into other entities that are beginning, or are on, similar journeys of transformation. Joanna is a director and member of the audit and compensation committees at Beyond Inc (NYSE: BYON) and an independent director and chair of the risk/compliance committee at ReliabilityFirst Corporation. She is a member of the NACD Texas TriCities board and holds both Directorship Certification from NACD (National Association of Corporate Directors) and Qualified Technology Executive certification from DDN (Digital Directors Network). Joanna is also a publicly recognized thought leader and speaker with excellent communication skills. She was named to the Top 100 CISOs in 2022 and has been published in multiple articles as well as the book Tribe of Hackers: Security Leaders. She has a Computer Science and Mathematics background from both Angelo State University and the University of Texas Austin, as well as a certificate in Finance and Accounting from Stanford Graduate School of Business.

Dr. Sheldon W. Paul is an obstetrician-gynecologist in Las Vegas, Nevada and is affiliated with Summerlin Hospital Medical Center. He received his medical degree from University of Nevada Reno School of Medicine and has been in practice for more than 25 years. Dr. Paul has developed, owned and operated multiple clinics over his years of practice. He has also branched into other several other successful businesses and investments, including early investments in Dot Ai. Dr. Paul is a founder and controlling member of Pope Technologies LLC, which is SEE ID’s primary distributor and currently subleases office space to SEE ID. He brings unique practical entrepreneurial experience to the board.

Dr. David Carlson, DO, MBA, has been the Chief Medical Officer in South King County for Virginia Mason Franciscan Health since 2023. He recently served as a medical director for Seamar Community Health Centers in Pierce and Thurston Counties from during 2023. Prior to joining VMFH, Dr. Carlson served as chief physician officer for MultiCare from 2017 to 2022, chief physician executive for Hospital Sisters Health System from 2014 to 2017, and chief medical officer for Conemaugh Health System in Johnstown, PA from 2007 to 2014. Previous leadership roles also include Ochsner Clinic Foundation in Baton Rouge, LA; Summit Health System in Chambersburg, PA; and Lovelace Health Systems in Albuquerque, NM. Dr. Carlson is a member and is currently Chairman of the Board for the Physician Insurance Company and has been a board member of United Way Pierce County since 2018. He has also served on the boards of the Washington Healthcare Alliance and Physicians of Southwest Washington. Dr. Carlson is a board-certified family practice physician, with a subspecialty in geriatrics. He earned his Bachelor of Science degree from Pennsylvania State University, his medical degree from Philadelphia College of Osteopathic Medicine, and his Master of Business Administration from Alvernia University.

Phyllis Newhouse is a serial entrepreneur and investor, retired military senior officer and mentor. She is CEO and Co-Founder of Athena Technology Acquisition Corp., Founder and CEO of Xtreme Solutions, Inc. (XSI), and Founder of ShoulderUp. In 2020, she co-founded Athena Technology Acquisition Corp., a special purpose acquisition company (SPAC). Athena closed a $250 million IPO in March 2021, making it the only SPAC listed on the NYSE with an African American female CEO. In July 2021, the company announced it was taking concentrated solar power company, Heliogen, public in a $2 billion merger. Newhouse is also the Founder of ShoulderUp, a nonprofit she founded alongside Academy Award-winning actress Viola Davis. Dedicated to connecting and supporting women on their entrepreneurial journeys, ShoulderUp introduced ShoulderUp Ventures, the first women-founded and led influencer fund providing impact and exclusive access to a diverse portfolio of media, technology companies and sports entertainment. In 2019 alone, its members and affiliates have invested over $10 million in companies like Lime, Rent the Runway and Airbnb. As a pioneer in cybersecurity and business, she is the first woman to win an Ernst & Young (EY) Entrepreneur of the Year® award in the technology category. She was admitted into the 2013 class of EY Entrepreneurial Winning Women, and in 2019 was inducted into the Enterprising Women Hall of fame. Additionally, XSI received inclusion in the Inc. 5000 list in 2013 and 2014 and has been recognized as one of Women’s Presidents’ Organization’s (WPO) 50 Fastest Growing Women-Owned Companies in the U.S. consecutively for the past six years. Passionate about women-led businesses, Newhouse teaches aspiring entrepreneurs to recognize and capitalize on their leadership skills and empowers others to operate in greatness. She has been featured in Entrepreneur, Inc., CNBC, Forbes, Yahoo Finance, Cheddar News, Bloomberg and more. She received her degree from John F. Kennedy University and currently resides in Atlanta, Georgia. For more information, please visit phyllisnewhouse.com.

About Dot Ai

At the heart of the technological revolution in asset management and security lies Dot Ai, a trailblazing SaaS service that is redefining the paradigms of asset intelligence, assurance, and safety. By harnessing the power of IoT tracking technology, Dot Ai stands at the forefront of innovation, offering patented solutions that are not just advanced but transformative. Through relentless research and development, Dot Ai has pioneered a suite of technologies that empower organizations to not only streamline their logistics and supply chain processes but also bolster operational security to unprecedented levels. Leveraging state-of-the-art AI engines, cutting-edge 5G RF and BLE technology, and seamless cloud integrations, Dot Ai transcends traditional boundaries, offering real-time asset visibility and predictive analytics that integrate effortlessly with existing infrastructure. This is not just technology; it’s a vision for a more secure, efficient, and connected world. Discover more about how Dot AI is leading the charge in asset intelligence by visiting https://daic.ai.

About ShoulderUp Technology Acquisition Corp.

ShoulderUp stands as a beacon of strategic innovation in the ever-evolving financial sector, functioning as a Special Purpose Acquisition Company (SPAC). This firm is meticulously designed to drive pivotal business transformations by identifying and amalgamating with companies poised for growth and aligned with the ethos of disruptive innovation and leadership in the marketplace.

Its mission transcends conventional financial endeavours and aims to forge powerful synergies that redefine industry landscapes and substantially elevate shareholder value. ShoulderUp catalyses growth through various strategic maneuvers including mergers, capital stock exchanges, asset acquisitions and comprehensive reorganizations. ShoulderUp is more than a mere entity—it is a dynamic force, a catalyst for transformative change, strategically positioned to shape the future of technology and business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including the statements regarding the anticipated timing and benefits of the proposed transactions. All forward-looking statements are based on ShoulderUp’s current expectations and beliefs concerning future developments and their potential effects on ShoulderUp, SEE ID or any successor entity thereof. Forward-looking statements are based on various assumptions, whether or not identified in this press release, and are subject to risks and uncertainties. These forward-looking statements are not intended to serve as a guarantee of future performance. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by ShoulderUp’s shareholders, the satisfaction of the minimum trust account amount following any Redemptions by ShoulderUp’s public shareholders, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (iii) the effect of the announcement or pendency of the transaction on SEE ID’s business relationships, operating results and business generally, (iv) risks that the transaction disrupts current plans and operations of SEE ID, (v) the outcome of any legal proceedings that may be instituted against SEE ID or ShoulderUp related to the Business Combination Agreement or the proposed transaction, (vi) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder Redemptions, (vii) the risk that SEE ID and its current and future collaborators are unable to successfully develop and commercialize SEE ID’s products or services, or experience significant delays in doing so, (viii) the risk that SEE ID may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, and (ix) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the S-4 Registration Statement and proxy statement/prospectus discussed above and other documents filed or to be filed by ShoulderUp, SEE ID and/or or any successor entity thereof from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ShoulderUp assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

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Dot Ai Contacts

Investors and Media:

ICR, Inc.

dotai@icrinc.com

ShoulderUp Contact

Phyllis W. Newhouse

Chief Executive Officer

(970) 924-0446

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